COMMON STOCK                                                       COMMON STOCK

------------                                                       ------------
  NUMBER                                                              SHARES

------------                                                       ------------

                                   VERSICOR

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                                                             CUSIP 925314 10 6
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THIS CERTIFIES THAT






IS THE RECORD HOLDER OF
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           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                      PAR VALUE $0.001 PER SHARE, OF

       ------------------------                -------------------------
------------------------------- VERSICOR, INC. --------------------------------
       ------------------------                -------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             --------------
/s/ Peter T. Healy           VERSICOR, INC.              /s/ G.F. Horner III
    SECRETARY                   CORPORATE            CHIEF EXECUTIVE OFFICER AND
                                  SEAL                        PRESIDENT
                             --------------


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)
               TRANSFER AGENT AND REGISTRAR

BY
                    AUTHORIZED SIGNATURE

                                 VERSICOR INC.

    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --     as tenants in common             UNIF GIFT MIN ACT--        ................. Custodian .................
TEN ENT     --     as tenants by the entireties                                      (Cust)                     (Minor)
JT TEN      --     as joint tenants with right of                              under Uniform Gifts to Minors
                   survivorship and not as tenants
                   in common                                                   Act.................................................
                                                                                                  (State)


                                                    UNIF TRF MIN ACT--         ............... Custodian (until age ..............)
                                                                                     (Cust)
                                                                               ............................under Uniform Transfers

                                                                               to Minors Act.......................................
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------




-------------------------------------------------------


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

                                           X ___________________________________

                                           X ___________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-18.